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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2008
JUNIPER CONTENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51240	20-2278320

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

521 Fifth Avenue, Suite 822, New York, New York	10175

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 660-5930
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events
     Juniper Content Corporation (“Company”) is filing the attached updated fact sheet and investor presentation as exhibits 99.1 and 99.2, respectively, which may be used as public relations material as well as for meetings with potential investors and business partners. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1	Juniper Content Corporation Fact Sheet

Exhibit 99.2	Juniper Content Corporation Investor Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 3, 2008

JUNIPER CONTENT CORPORATION
By:	/s/ Stuart B. Rekant
	Name:	Stuart B. Rekant
	Title:	Chairman and Chief Executive Officer

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